Exhibit 10.28

SCHEDULE 1 HOTELS

	Trade Name and Street Address	Landlord	Owner	Service Level	Initial Owner’s Priority
1.	Sonesta ES Suites Birmingham 3 Greenhill Parkway Birmingham, AL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$568,462
2.	Sonesta Select Birmingham 4300 Colonnade Parkway Birmingham, AL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,177,451
3.	Sonesta ES Suites Montgomery 1200 Hilmar Court Montgomery, AL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$684,303
4.	Sonesta Select Tucson Airport 6885 South Tucson Boulevard Tucson, AZ	HPT Suite Properties Trust	Cambridge TRS, Inc.	Select	$1,026,473
5.	Sonesta Select Newark Christiana Mall 48 Geoffrey Drive Newark, DE	HPTCY Properties Trust	HPT CY TRS, Inc.	Select	$1,612,012
6.	Sonesta ES Suites Jacksonville 8365 Dix Ellis Trail Jacksonville, FL	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$968,373
7.	Sonesta ES Suites Atlanta Perimeter Center 1901 Savoy Drive Atlanta, GA	HPT IHG-3 Properties LLC	Cambridge TRS, Inc.	Select	$1,204,962
8.	Sonesta Select Atlanta Duluth 3530 Venture Parkway Duluth, GA	HPT Suite Properties Trust	Cambridge TRS, Inc.	Select	$1,121,365
9.	Sonesta Select Atlanta Norcross I-85 6235 McDonough Drive NW Norcross, GA	Service Properties Trust	HPT CY TRS, Inc.	Select	$704,113
10.	Sonesta Select Bettendorf 895 Golden Valley Drive Bettendorf, IA	HPTCY Properties Trust	HPT CY TRS, Inc.	Select	$1,147,610
11.	Sonesta Select Arlington Heights 3700 North Wilke Road Arlington Heights, IL	HPTCY Properties Trust	HPT CY TRS, Inc.	Select	$1,271,010
12.	Sonesta ES Suites Chicago - Lombard 2001 South Highland Avenue Lombard, IL	HPT IHG-3 Properties LLC	Cambridge TRS, Inc.	Select	$1,125,983
13.	Sonesta Select Chicago Elgin 2175 Marriott Drive West Dundee, IL	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,491,875
14.	Sonesta Select Fort Wayne 111 West Washington Center Road Fort Wayne, IN	HPT Suite Properties Trust	Cambridge TRS, Inc.	Select	$889,477
15.	Sonesta Simply Suites Kansas City Overland Park 11001 Oakmont Overland Park, KS	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$743,372
16.	Sonesta Simply Suites Witchita Airport 570 South Julia Wichita, KS	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$658,300
17.	Sonesta Simply Suites Witchita Northeast 3141 North Webb Road Wichita, KS	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$644,884
18.	Sonesta ES Suites Burlington 11 Old Concord Road Burlington, MA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$2,031,420

19.	Sonesta Select Boston Stoughton 200 Technology Center Drive Stoughton, MA	Service Properties Trust	HPT CY TRS, Inc.	Select	$1,637,325
20.	Sonesta ES Suites Boston Westborough 25 Connector Road Westborough, MA	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,558,214
21.	Sonesta Select Boston Woburn 240 Mishawum Road Woburn, MA	Service Properties Trust	HPT CY TRS, Inc.	Select	$1,271,717
22.	Sonesta ES Suites Columbia 8844 Columbia 100 Pkwy Columbia, MD	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,551,859
23.	Sonesta Select Greenbelt 6301 Golden Triangle Drive Greenbelt, MD	HPTCY Properties Trust	HPT CY TRS, Inc.	Select	$1,720,179
24.	Sonesta ES Suites Ann Arbor 800 Victors Way Ann Arbor, MI	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,549,543
25.	Sonesta Simply Suites Detroit Southfield 1 Corporate Drive Southfield, MI	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$1,069,073
26.	Sonesta ES Suites Minneapolis 3040 Eagandale Place Eagan, MN	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,366,788
27.	Sonesta ES Suites St. Louis - Chesterfield 15431 Conway Road Chesterfield, MO	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$985,956
28.	Sonesta Select Kansas City Airport Prarie View 7600 North West 97th Terrace Kansas City, MO	HPT Suite Properties Trust	Cambridge TRS, Inc.	Select	$898,045
29.	Sonesta ES Suites St. Louis 1855 Craigshire Road St. Louis, MO	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,028,575
30.	Sonesta Select Durham Highway 54 East 301 Residence Inn Blvd Durham, NC	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,205,707
31.	Sonesta ES Suites Omaha 6990 Dodge Street Omaha, NE	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$743,529
32.	Sonesta Simply Suites Philadelphia Mount Laurel 4000 Crawford Place Mount Laurel, NJ	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$883,884
33.	Sonesta ES Suites Somers Point 900 Mays Landing Road Somers Point, NJ	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,029,960
34.	Sonesta ES Suites Cincinnati – Sharonville West 11689 Chester Road Cincinnati, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,100,713
35.	Sonesta ES Suites Dublin 435 Metro Place South Dublin, OH	HPTMI Properties Trust	Cambridge TRS, Inc.	Select	$1,065,036
36.	Sonesta ES Suites Cleveland Airport 17525 Rosbough Drive Middleburg Heights, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,008,667
37.	Sonesta ES Suites Cincinnati 2670 East Kemper Road Sharonville, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,050,761
38.	Sonesta ES Suites Westlake 30100 Clemens Road Westlake, OH	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$697,854
39.	Sonesta ES Suites Oklahoma City 4361 West Reno Avenue Oklahoma City, OK	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,411,407

40.	Sonesta Simply Suites Philadelphia Willow Grove 250 Business Center Drive Horsham, PA	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$927,162
41.	Sonesta ES Suites Malvern 20 Morehall Road Malvern, PA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$2,218,649
42.	Sonesta ES Suites Providence - Airport 500 Kilvert Street Warwick, RI	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,070,072
43.	Sonesta Select Spartanburg 110 Mobile Drive Spartanburg, SC	HPTCY Properties Trust	HPT CY TRS, Inc.	Select	$774,733
44.	Sonesta Simply Suites Knoxville 10206 Parkside Drive Knoxville, TN	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$574,279
45.	Sonesta ES Suites Memphis 6141 Old Poplar Pike Memphis, TN	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$977,101
46.	Sonesta Select Austin North 7522 North IH-35 Austin, TX	HPT Suite Properties Trust	Cambridge TRS, Inc.	Select	$994,074
47.	Sonesta ES Suites Dallas Park Central 7880 Alpha Road (Blossomheath Lane) Dallas, TX	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$747,048
48.	Sonesta Dallas Park Central 7800 Alpha Road Dallas, TX	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Full	$1,973,367
49.	Sonesta Simply Suites Dallas Richardson 12525 Greenville Avenue Dallas, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$855,881
50.	Sonesta ES Suites Dallas Central Expressway 10333 North Central Expressway Dallas, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,112,883
51.	Sonesta Simply Suites Fort Worth 5201 Endicott Avenue Fort Worth, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$640,456
52.	Sonesta Select Fort Worth 3751 NE Loop 820 Fort Worth, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,625,182
53.	Sonesta ES Suites Houston NASA Clear Lake 525 Bay Area Boulevard Houston, TX	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,282,124
54.	Sonesta Simply Suites Houston Westchase 4033 W Sam Houston Parkway Houston, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$982,367
55.	Sonesta Simply Suites Houston Galleria 4900 Loop Central Drive Houston, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$854,661
56.	Sonesta ES Suites Dallas Richardson 1040 Waterwood Drive Richardson, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,313,131
57.	Sonesta Select Dallas Richardson 2191 North Greenville Avenue Richardson, TX	HPTMI Properties Trust	HPT TRS MRP, Inc.	Select	$1,340,661
58.	Sonesta Simply Suites San Antonio Northwest 9350 IH 10 West San Antonio, TX	HPT IHG-2 Properties Trust	HPT TRS IHG-2, Inc.	Select	$645,516
59.	Sonesta ES Suites Burlington 35 Hurricane Lane Williston, VT	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,238,689
60.	Sonesta ES Suites Portland Vancouver 8005 NE Parkway Drive Vancouver, WA	HPT IHG-2 Properties Trust	Cambridge TRS, Inc.	Select	$1,670,402

SCHEDULE 2 LEASES
1.Amended, Restated and Consolidated Master Lease Agreement, dated as of January 1, 2011, between HPTMI Properties Trust, as landlord, and HPT TRS MRP, Inc. as tenant, as amended.

2.Amended and Restated Lease Agreement, dated as of January 1, 2012, between John G. Murray, as Trustee of HPT CW MA Realty Trust, HPT IHG Canada Properties Trust, HPT IHG GA Properties LLC, HPT IHG-2 Properties Trust and HPT IHG-3 Properties LLC, as landlord, HPT IHG Canada Corporation, a New Brunswick corporation, as Canadian agent, and HPT TRS IHG-2, Inc., as tenant, as amended.

3.Master Lease Agreement, dated as of July 31, 2012, between HPT IHG-2 Properties Trust and HPT IHG-3 Properties LLC, as landlord, and HPT TRS WYN, Inc., as tenant, as amended.

4.Master Lease Agreement, dated as of December 31, 2012, between Service Properties Trust and HPTCY Properties Trust, as landlord, and HPT CY TRS, Inc., as tenant, as amended.

5.Lease Agreement, dated as of February 27, 2020, among Harbor Court Associates, LLC, HPT Cambridge LLC, HPT IHG-2 Properties Trust, HPT IHG-3 Properties LLC, HPTMI Properties Trust, and Royal Sonesta, Inc., as landlord, and Cambridge TRS, Inc., as tenant, as amended.

6.Master Lease Agreement, dated as of September 25, 2020, between HPT IHG-3 Properties LLC and Cambridge TRS, Inc.

7.Lease Agreement, dated as of June 1, 2021, between HPT Suite Properties Trust and Cambridge TRS, Inc., as amended.

SCHEDULE 3

PRIOR MANAGEMENT AGREEMENTS

1.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta International Hotels Corporation (“Sonesta”) and Cambridge TRS, Inc. (“Cambridge TRS”). [Sonesta ES Suites Birmingham]

2.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Montgomery]

3.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Jacksonville]

4.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Atlanta Perimeter Center]

5.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta Gwinnett Place]

6.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Chicago - Lombard]

7.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Burlington]

8.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Columbia]

9.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Ann Arbor]

10.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Minneapolis]

11.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites St. Louis Chesterfield]

12.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Omaha]

13.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Somers Point]

14.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Cincinnati – Sharonville West]

15.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Dublin]

16.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Cleveland Airport]

17.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Cincinnati]

18.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Westlake]

19.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Oklahoma City]

20.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Malvern]

21.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Providence - Airport]

22.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Memphis]

23.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Houston - NASA Clear Lake]

24.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Houston]

25.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Burlington]

26.Amended and Restated Management Agreement, dated as of February 27, 2020, between Sonesta and Cambridge TRS. [Sonesta ES Suites Portland - Vancouver]

27.Master Management Agreement, dated as of September 25, 2020, between Sonesta and Cambridge. [Converted Wyndham Hotels]

28.Master Management Agreement, executed on November 25, 2020 but effective as of December 1, 2020, between Sonesta and HPT TRS IHG-2, Inc. [Converted IHG Hotels]
29.Master Management Agreement, dated as of December 15, 2020, between Sonesta and HPT TRS MRP, Inc. [Converted Marriott Hotels]

30.Master Management Agreement, dated as of December 15, 2020, between Sonesta and HPT CY TRS, Inc. [Converted Marriott Courtyard Hotels]

31.Master Management Agreement, dated as of June 2, 2021, between Sonesta and Cambridge TRS. [Converted Hyatt Hotels]